Exhibit 99.2

NewAmsterdam Pharma Announces Pricing of Upsized $416.5 Million Public Offering of Ordinary Shares and Pre-Funded Warrants

Naarden, the Netherlands and Miami, USA; December 11, 2024 – NewAmsterdam Pharma Company N.V. (Nasdaq: NAMS; “NewAmsterdam” or the “Company”), a late-stage, clinical biopharmaceutical company developing oral, non-statin medicines for patients at risk of cardiovascular disease (“CVD”) with elevated low-density lipoprotein cholesterol (“LDL-C”), for whom existing therapies are not sufficiently effective or well-tolerated, today announced the pricing of the previously announced underwritten public offering of (i) 12,117,347 of the Company’s ordinary shares, nominal value €0.12 per share (the “Ordinary Shares”), at a public offering price of $24.50 per share and (ii) to certain investors that so choose in lieu of Ordinary Shares, pre-funded warrants to purchase 4,882,653 Ordinary Shares at a public offering price of $24.4999 per pre-funded warrant, which represents the per share public offering price for the Ordinary Shares less the $0.0001 per share exercise price for each such pre-funded warrant (“Pre-Funded Warrants,” such offering, the “Offering”). The proceeds to the Company from the Offering, before deducting underwriting discounts and commissions and offering expenses payable by the Company, are expected to be approximately $416.5 million. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 2,550,000 Ordinary Shares at the public offering price, less underwriting discounts and commissions. The Offering is expected to close on or about December 13, 2024, subject to satisfaction of customary closing conditions.

Jefferies, Goldman Sachs & Co., Leerink Partners, TD Cowen, Guggenheim Securities and William Blair are acting as joint book-running managers for the Offering.

The Offering is being made pursuant to a registration statement on Form S-3, including a base prospectus, that was initially declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on July 12, 2024 and a related registration statement that was filed with the SEC on December 11, 2024 pursuant to Rule 462(b) under the Securities Act of 1933 (and which became automatically effective upon filing). A preliminary prospectus supplement and accompanying prospectus relating to and describing the terms of the Offering were filed with the SEC and are available free of charge by visiting EDGAR on the SEC’s website at www.sec.gov. Copies of the final prospectus supplement, when available, and the accompanying prospectus may also be obtained free of charge from: Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, New York, NY 10022, or by telephone at (877) 821-7388, or by email at Prospectus_Department@Jefferies.com; Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, or by telephone at (866) 471-2526, or by email at Prospectus-ny@ny.email.gs.com; Leerink Partners LLC, Attention: Syndicate Department, 53 State Street, 40th Floor, Boston, MA 02109, or by telephone at (800) 808-7525, ext. 6105, or by email at syndicate@leerink.com; TD Securities (USA) LLC, 1 Vanderbilt Avenue, New York, NY 10017, or by telephone at (855) 495-9846, or by email at TD.ECM_Prospectus@tdsecurities.com; Guggenheim Securities, LLC, Attention: Equity Syndicate Department, 330 Madison Avenue, New York, NY 10017, or by telephone at (212) 518-9544, or by email at GSEquityProspectusDelivery@guggenheimpartners.com; or William Blair & Company, L.L.C., Attention: Prospectus Department, 150 North Riverside Plaza, Chicago, IL 60606, or by telephone at (800) 621-0687, or by email at prospectus@williamblair.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About NewAmsterdam

NewAmsterdam Pharma (Nasdaq: NAMS) is a late-stage biopharmaceutical company whose mission is to improve patient care in populations with metabolic diseases where currently approved therapies have not been adequate or well-tolerated. We seek to fill a significant unmet need for a safe, well-tolerated and convenient LDL-lowering therapy. In multiple phase 3 studies, NewAmsterdam is investigating obicetrapib, an oral, low-dose and once-daily CETP inhibitor, alone or as a fixed-dose combination with ezetimibe, as LDL-C lowering therapies to be used as an adjunct to statin therapy for patients at risk of CVD with elevated LDL-C, for whom existing therapies are not sufficiently effective or well-tolerated.

Forward-Looking Statements

Certain statements included in this document that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the consummation of the proposed Offering. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to the approval of the Company’s product candidate and the timing of expected regulatory and business milestones, including potential commercialization; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive product candidates; ability to obtain sufficient supply of materials; global economic and political conditions, including the Russia-Ukraine and Israel-Hamas conflicts; the effects of competition on the Company’s future business; and those factors described in the Company’s public filings with the SEC. Additional risks related to the Company’s business include, but are not limited to: uncertainty regarding outcomes of the Company’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidate; risks associated with the Company’s efforts to commercialize a product candidate; the Company’s ability to negotiate and enter into definitive agreements on favorable terms, if at all; the impact of competing product candidates on the Company’s business; intellectual property related claims; the Company’s ability to attract and retain qualified personnel; and the Company’s ability to continue to source the raw materials for its product candidate. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this document and are qualified in their entirety by reference to the cautionary statements herein. The Company anticipates that subsequent events and developments may cause the Company’s assessments to change. These forward-looking statements should not be relied upon as representing the Company’s assessment as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither the Company nor any of its affiliates undertakes any obligation to update these forward-looking statements, except as may be required by law.

Company Contact

Matthew Philippe

P: 1-917-882-7512

matthew.philippe@newamsterdampharma.com

Media Contact

Spectrum Science on behalf of NewAmsterdam

Jaryd Leady

P: 1-856-803-7855

jleady@spectrumscience.com

Investor Contact

Precision AQ on behalf of NewAmsterdam

Austin Murtagh

P: 1-212-698-8696

austin.murtagh@precisionaq.com